SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2003

SAKS CREDIT CARD MASTER TRUST

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-28811-01	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Drive, Elmhurst, Illinois, 60126

(Addresses of Principal Executive Offices, including Zip Code)

(630) 516-8270

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders’ Statement for the month of January 2003, to the Series 2001-2 Certificateholders on February 17, 2003.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Series 2001-2 Monthly Certificateholders’ Statement for the month of January 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST (Registrant)

/s/ Scott A. Honnold
Scott A. Honnold Vice President and Treasurer

Date: February 17, 2003

INDEX TO EXHIBITS

Exhibit

99.1	Series 2001-2 Monthly Certificateholders’ Statement for the month of January 2003